Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Entrée Resources Ltd. (the “Company”) on Form 20-F for the fiscal year ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Duane Lo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2020

/S/ Duane Lo
Duane Lo
Chief Financial Officer